UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 26, 2018

IKONICS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-25727	41-0730027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4832 Grand Avenue Duluth, Minnesota	55807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (218) 628-2217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b 2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2018, the Company approved the amendment and restatement of the By-Laws of the Company (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws are attached to this Current Report on Form 8-K as Exhibit 3.1. The Amended and Restated By-Laws add an advance notice requirement for shareholder proposals as Article II, Section 7, generally requiring notice to be submitted not less than 90 days prior to the first anniversary of the preceding year’s annual meeting and certain information regarding the proponent’s economic interests in the Company. These advance notice requirements are effective for the Company’s 2019 Annual Meeting of Shareholders. Thus, proper notice for shareholder proposals to be presented at the 2019 Annual Meeting of Shareholders is due no later than January 26, 2019.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On April 26, 2018, the Company held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders voted upon (1) the election of seven directors to serve until the next annual meeting of shareholders or until their successors are duly elected; (2) the ratification of the selection of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and (3) an advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting. Each of William C. Ulland, Marianne Bohren, Lockwood Carlson, Jeffrey D. Engbrecht, Ernest M. Harper Jr., Gregory W. Jackson, and Darrell B. Lee were re-elected to serve as the Company’s directors. The other two proposals also passed. In particular, the proposals received the following votes:

Proposal 1:    The election of seven directors to serve until the Company’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
William C. Ulland	804,102	385,478	383,683
Marianne Bohren	803,602	385,978	383,683
Lockwood Carlson	803,602	385,978	383,683
Jeffrey D. Engbrecht	802,612	386,968	383,683
Ernest M. Harper Jr.	802,612	386,968	383,683
Gregory W. Jackson	802,612	386,968	383,683
Darrell B. Lee	802,612	386,968	383,683

Proposal 2:    The ratification of the selection of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Votes For	Votes Against	Votes Abstain
1,568,632	3,481	1,150

Proposal 3:    Advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
1,154,936	10,835	23,809	383,683

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibit.

Exhibit Number	Description
3.1	Amended and Restated Bylaws, effective as of April 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IKONICS CORPORATION

Date: April 30, 2018	/s/ Jon Gerlach
Jon Gerlach
Chief Financial Officer, Vice President of
Finance and Treasurer